Santander Holdings USA, Inc. Fixed Income Investors Update March 31, 2014

2 Disclaimer Santander Holdings USA, Inc. (“SHUSA”), and Santander Bank, N.A. (“Santander Bank”) caution that this presentation may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) domestic and international market, macro-economic, governmental, regulatory conditions and trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or creditworthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2013 and other filings and reports with the Securities and Exchange Commission of the United States (the “SEC”), could adversely affect our business and financial performance. Other unknown factors could cause actual results to differ materially from those in the forward-looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA and Santander Bank give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander (“Santander”), SHUSA, or Santander Bank or in any other securities or investments whatsoever. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. This presentation is provided for information purposes only.

3 3 Footprint 1.In January 2014 SCUSA completed an IPO which reduced SHUSA’s ownership to 61% and will lead to consolidation of SCUSA into SHUSA 2.Source FDIC Market Share of deposits; data as of June 2013 (published on annual basis in October) Santander Holdings USA, Inc. (SHUSA) • Wholly-owned by Banco Santander, S.A. • SEC registered • Regulated by the Federal Reserve Bank • Headquartered in Boston, MA • Santander Bank, N.A. (formerly Sovereign Bank) is its main subsidiary: • Regulated by the OCC • 706 branches / 2,074 ATMs / 8,684 employees (FTEs) • $74.3B assets • $49.8B deposits • $12.8B equity • SHUSA had, as of December 31, 2013, a significant equity investment of approximately 65% in Santander Consumer USA, Inc. (SCUSA)1: • SCUSA formed in 1995 • Consumer finance and loan servicer • SCUSA was deconsolidated from SHUSA’s balance sheet effective December 31, 2011 and, as of December 31, 2013, was reflected as an equity method investment Main Market Shares State Branches (#) Deposit Market Share1 (%) Rank2 Massachusetts 229 6.4% 4 Pennsylvania 169 2.8% 6 New Jersey 149 3.2% 7 New York 75 0.8% 19 Rhode Island 32 7.1% 4

4 4 SHUSA: Executive Summary Liability Management Tender on $475MM 12.835% PIERs security completed in December Sustained Profitability Net Income $628MM for 2013 vs $561MM for 2012, 2013 NIM stable at 2.3% SCUSA IPO and Consolidation SCUSA IPO completed 1/24/14, SCUSA will consolidate into SHUSA as of 3/31/14 Federal Reserve CCAR Federal Reserve calculated 7.9% Tier 1 common ratio minimum for SHUSA under Severely Adverse scenario, above 5% minimum2; however, Federal Reserve objected to SHUSA’s first CCAR submitted capital plan on qualitative concerns 1. As disclosed on Form 8-K on February 27, 2014 2. These results do not include the capital additive actions executed on February 21, 2014 SHUSA Capital Injection On 2/21/14 SHUSA issued $2.5BN of common stock and redeemed $0.75BN sub debt1

5 5 SHUSA: Quarterly Profitability 2  See Appendix for Non-GAAP-to-GAAP reconciliation of Pre-Tax Pre-Provision Income  See SHUSA Forms 8-K filed 9/13/2012 and 11/26/2012 for detail on 3Q12 PIERS litigation reserve  See SHUSA Form 10-K - 2012 filed 3/15/2013 for detail on 4Q12 significant other expense items Q413 Net income stable vs Q313 * Non-GAAP pro-forma figures exclude the following expenses: 3Q12 PIERS litigation reserve and 4Q12 PIERS tender costs, Hurricane Sandy expenses, FHLB advance termination expense, and foreclosure settlement review costs. See Appendix for Reconciliation of 4Q12 Non-GAAP pro-forma figures. Net Interest Income ($Mn) Pre-Tax Pre-Provision Income ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn) 22 130 405 233 95 102 280* 237* 0 200 400 600 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 418 401 396 385 369 364 2.40% 2.30% 2.28% 2.32% 2.30% 2.31% 0 200 400 600 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 NII Net Interest Margin (49) 19 388 223 95 82 209* 151* -100 0 100 200 300 400 500 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 29 120 285 188 77 78 186* 199* 0 100 200 300 400 500 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

6 6 14% 10% 5% 25% 17% 12% 2% 4% 11% SHUSA: Balance Sheet 4Q13 16% 17% 12% 10% 13% 8% 5% 4% 11% 4% Noninterest- Bearing Demand Deposits Investments SCUSA Equity Investment C&I CRE Residential Mortgage Other Loans Other Assets Goodwill Home Equity Multi-Family $77.1BN Assets $63.6BN Liabilities $13.5BN Equity Interest-Bearing Demand Deposits LT Debt Equity Other Liab. FHLB Money Market Certificates of Deposit Savings Balance sheet size and mix stable 4Q13 vs 3Q13 All balances as of 12/31/2013 as reported in Form 10-K for 2013 4Q12: Investments 23% & FHLB 15%

7 7 Debt Maturity by Funding Type (February 28, 2014) 2013 … 2015 2016 2018 2020 … 2034 2036 Perp SHUSA: Debt Profile – 2/28/13 Sub Debt To Parent 5.75% PIERS (Conv Trust Pref) 12.83% Trust Pref $150 Pref Stock 7.30% Sr Debt 4.625% Trust Pref $71 $476 $221* $750 $476 $200 US$ in millions $600 Sr Debt 3.0% Sr Debt 3.45% $500  $475MM of 12.835% PIERs tendered in 4Q13  $750 MM 5.75% Sub Debt to Parent exchanged for common stock in 2/2014  Elimination of these instruments improves annual net interest income by $87MM  After 2/21 equity injection SHUSA has $2.3BN cash on hand and 57 month NSP *$71MM at 7.91%, $150MM at 2.0% =Debt extinguished

8 8 SHUSA: Capital Ratios – Basel I See Appendix for Non-GAAP to GAAP reconciliation of capital ratios Total Risk Based Tier 1 Common Risk Based Tier 1 Leverage Tier 1 Risk Based 12.4% 12.4% 13.0% 13.7% 13.7% 14.0% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 11.0% 10.8% 11.1% 11.9% 12.4% 12.8% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 13.3% 13.1% 13.7% 14.4% 14.4% 14.7% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 15.8% 15.6% 16.0% 16.5% 16.5% 16.8% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Ratios reflect SCUSA as an equity method investment

9 9 SHUSA: 2014 DFAST and CCAR results 1 SHUSA DFAST and CCAR results published on Forms 8-K on 3/20/14 and 3/26/14, respectively 2 FRB DFAST and CCAR results published on 3/20/14 and 3/26/14, respectively Capital SHUSA1 Federal Reserve2 DFAST Severely Adverse Scenario Stressed Capital Ratios Minimum Tier 1 common ratio (%) 7.1% 7.3% Common equity tier 1 ratio (%) 7.1% 6.7% Tier 1 risk-based capital ratio (%) 8.2% 8.9% Total risk-based capital ratio (%) 10.4% 11.2% Tier 1 leverage ratio (%) 7.7% 7.8% CCAR Severely Adverse Scenarios Stressed Capital Ratios Minimum Tier 1 common ratio (%) 7.8% 7.9% Common equity tier 1 ratio (%) 7.8% 7.3% Tier 1 risk-based capital ratio (%) 10.2% 11.4% Total risk-based capital ratio (%) 12.4% 13.1% Tier 1 leverage ratio (%) 9.5% 10.1%  SHUSA Tier 1 Common ratio remains above 5% minimum under Supervisory Severely Adverse Scenario  Results do not include capital additive actions executed on February 21, 2014

10 10 SHUSA: CCAR results – Qualitative1  On March 26, 2014, the Federal Reserve (FRB) announced that, based on qualitative concerns, it objected to the capital plan of SHUSA  SHUSA was a first-time filer in the CCAR program in 2014  The FRB does not allow bank holding companies to disclose confidential supervisory information regarding capital plans submitted during the CCAR process  The FRB did not object to SHUSA’s payment of dividends on its outstanding class of preferred stock  The FRB’s CCAR stress test results did not include the capital actions completed by SHUSA in February 2014 which increased SHUSA’s common equity by $2.5BN  Including the $2.5BN addition of common equity, SHUSA’s minimum Tier 1 common ratio under the FRB Severely Adverse scenario would increase from 7.8% to 10.2% under SHUSA’s calculations 1 SHUSA DFAST and CCAR results published on Forms 8-K on 3/20/14 and 3/26/14, respectively

11 11 $3,868 $3,750 $3,657 $3,397 $2,827 $2,710 $2,487 $2,368 7.40% 7.09% 6.90% 6.38% 5.39% 5.38% 4.98% 4.73% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Criticized Balances Criticized Ratio Criticized Balances2 $1,253 $1,127 $1,191 $1,176 $1,110 $1,048 $1,024 $1,001 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Non-Performing Loans1 Texas Ratio3 Annualized Net Charge off Ratio 0.99% 0.39%0.41%0.45%0.45% 0.77% 1.11% 1.01% 0.55% 0.58% 0.74%0.79% 1.11% 0.91% 1.00% 0.47% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Santander Bank Large Banks** Santander Bank: Asset Quality $ MM -20% Credit metrics continue to improve $ MM Annualized NCO = Quarterly NCO*4 **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC * 1NPLs = Nonaccruing loans plus accruing loans past due 90+ days; *NPLs increased 3Q12 due to OCC rule BK7 2Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, or Loss 3See Appendix for Non-GAAP measurement reconcilement of Texas Ratio 22.3% 21.1% 20.0% 18.1% 17.9%18.0%18.3%19.2%18.9%18.2% 24.8%25.8%26.2%26.3%28.8 23.7% 1 12 2 12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Santander Bank Large Banks**

12 12 Delinquency1 Reserve Coverage (ALLL/NPL2) 86.3% 85.5% 83.4%88.2%87.5%86.2%82.3% 93.6% 94.0%91.0%89.3%91.2%91.3% 97.3%94.9% 98.7% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Santander Bank Large Banks** Non-Performing Loan Ratio Santander Bank: Asset Quality 2.1% 2.3% 2.2% 2.1% 2.1% 2.0%2.1% 2.4% 1.7% 2.5% 2.4% 2.4% 2.3% 2.2% 2.0% 1.9% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Santander Bank Large Banks** **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC ALLL to Total Loans 2.07% 1.76%1.67% 1.841.851.90% 1.851.99% 1.59%1.661.731.81 1.922.05%2.13% 1.52% 1Q12 2Q12 3 4 1 3 2 3 3 4 Santander Bank Large Banks** 1Delinquency = accruing loans 30-89 days past due plus accruing loans 90+ days past due loans 2NPLs= Nonaccruing loans plus accruing loans 90+ days past due 0.93% 0.76% 0.78% 0.80% 0.79% 1.02%0 92%0.97% 1.22% 1.34% 1.50% 1.68%1.64%1.59% 1.81% 1.23% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Santander Bank Large Banks**

13 Multifamily $6.5 $6.5 $6.4 $6.3 $6.2 $6.2 $6.1 $6.1 1.0% 1.0% 1.7% 1.9% 1.9% 1.9% 1.8% 1.8% 0.7% 0.7% 0.8% 0.8% 0.9% 0.8% 0.6% 0.6% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 $5.6 $5.5 $5.8 $5.8 $5.8 $5.7 $5.6 $5.7 6.1% 5.1% 4.1% 4.1% 3.3% 3.4% 3.8% 3.5% 4.2% 3.2% 2.4% 2.0% 1.2% 1.0% 0.6% 0.1% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 $9.4 $9.3 $9.5 $9.5 $9.4 $9.4 $9.9 $9.9 0.9% 0.9% 0.8% 0.7% 0.6% 0.4% 0.2% 0.3% 0.6% 0.4% 0.4% 0.3% 0.1% 0.1% 0.0% 0.1% 1Q12 2Q12 3Q12 4Q12 Q13 2Q13 3Q13 4Q13 $11.6 $11.6 $11.6 $11.2 $10.6 $10.1 $9.7 $9.7 3.8% 3.8% 4.5% 4.5% 4.7% 4.9% 5.0% 4.9% 1.6% 1.6% 0.8% 0.7% 0.7% 0.6% 0.4% 0.4% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Commercial Real Estate1 Home Equity Mortgages Outstandings NPL* to Total Loans Net Charge-Offs** Santander Bank: Asset Quality US $ Billions 1Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities and non-owner occupied real estate secured commercial loans (Multifamly segment included in separate graph) *NPL = Nonaccruing loans plus accruing loans past due 90+ days **NCO = Rolling 12-month average for that quarter and the prior 3 quarters

14 Commercial Banking1 $6.1 $6.9 $7.1 $7.7 $7.9 $6.7 $6.5 $6.6 0.2% 0.1% 0.1% 0.1% 0.2% 0.0% 0.0% 0.0% 0.0% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Other Consumer4 Global Banking & Markets2 Other Commercial3 Outstandings NPL* to Total Loans Net Charge-Offs** Santander Bank: Asset Quality US $ Billions 1Commercial Banking = Non-CRE total for Commercial Bank Mid-Atlantic, NE/NY and Equipment Finance & Leasing 2Global Banking & Markets = Non-CRE total for Global Banking Credit and Large Corporate 3Other Commercial = Non –CRE total for all other Commercial Business segments 4Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & RDM Run-off $3.3 $3.1 $2.9 $2.7 $2.5 $2.4 $2.2 $2.1 1.7% 2.0% 2.6% 2.5% 2.4% 2.4% 2.3% 2.2% 2.8 2.7% 2.9 3. 3.2 3.3 2.9 2.8 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 $5.4 $5.5 $5.5 $5.5 $5.5 $5.6 $5.4 $5.3 2.6% 2.1% 2.2% 2.2% 2.2% 2.1% 2.1% 2.0% 1.5% 1.3% 1.5% 1.4% 1.2% 1.2% 0.7% 0.6% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q 3 3Q13 4Q13 $4.4 $4.5 $4.2 $4.5 $4.4 $4.5 $4.4 $4.7 2.6% 1.7% 0.9% 1.0% 0.8% 0.7% 0.7% 0.8% 2.5% 3.1 3 3 1.6% 1.6% 0.8% 0.7% 0.5% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q 3 3Q13 4Q13

15 15 Santander Bank: Deposits 1Represents average quarterly balances  Continued to lower cost of deposits through growth in non-maturity deposits  Loan-to-Deposit ratio 100% at 4Q13 vs. 104% at 4Q12 Average Non Maturity Deposit Balances 1 ($Mn) $37,107 $38,206 $38,532 $39,201 $40,583 $41,833 0.27% 0.28% 0.26% 0.25% 0.24% 0.25% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Non Maturity Deposit Balances Avg. Interest Cost Average Total Deposit Balances 1 ($Mn) $49,348 $51,084 $50,939 $50,345 $50,204 $50,280 0.48% 0.49% 0.45% 0.43% 0.41% 0.40% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Total Deposits Avg. Interest Cost

Appendix

17 SHUSA: Annual Profitability US $ Millions * See Appendix for Non-GAAP to GAAP reconciliation of Pre-Tax Pre-Provision Income Net Interest Income ($Mn) Pre-Tax Pre-Provision Income ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn) (723) 862 2,646 3,487 848 835 -1,000 -500 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2008 2009 2010 2011 2012 2013 1,882 2,644 3,399 3,865 1,674 1,514 2.87% 3.76% 4.69% 4.86% 2.43% 2.30%1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 2008 2009 2010 2011 2012 2013 NII Net Interest Margin (1,634) (1,123) 1,019 2,167 455 788 -2000 -1500 -1000 -500 0 500 1000 1500 2000 2500 2008 2009 2010 2011 2012 2013 (2,357) 144 1,022 1,173 561 628 -2,500 -2,000 -1,500 -1,000 -500 0 500 1,000 1,500 2,000 2,500 2008 2009 2010 2011 2012 2013

18 SHUSA: Trended Statement of Operations (US $ Millions) 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Net interest income 418$ 401$ 396$ 385$ 369$ 364$ Fees & other income 143 162 164 183 150 155 Equity Investment Income 107 58 182 113 70 62 Other non interest income - 25 74 (41) (23) - Net revenue 668 646 816 640 566 581 G & A expense (355) (392) (380) (379) (451) (452) Other expenses (290) (124) (31) (28) (19) (27) Provisions for credit losses (71) (111) (17) (10) - (20) Income/(loss) before taxes (49) 19 388 223 95 82 Income tax (expense)/benefit 78 101 (103) (35) (19) (4) Net income/(loss) 29$ 120$ 285$ 188$ 77$ 78$ 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Net interest margin 2.40% 2.30% 2.28% 2.32% 2.30% 2.31%

19 SHUSA: Average Balance Sheet Quarterly Averages (US $ millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 15,831$ 2.06% 16,889$ 2.04% (1,058)$ 0.02% 19,982$ 2.13% Loans 49,904 3.84% 50,062 3.88% (158) -0.04% 52,875 3.98% Allowance for loan losses (865) --- (914) --- 49 --- (959) --- Other assets 11,815 --- 11,778 --- 37 --- 12,069 --- TOTAL ASSETS 76,685$ 2.92% 77,815$ 2.94% (1,130)$ -0.02% 83,967$ 3.01% Interest-bearing demand deposits 9,868 0.18% 9,676 0.15% 192 0.03% 9,066 0.18% Noninterest-bearing demand deposits 8,110 --- 7,962 --- 148 --- 8,138 --- Savings 3,830 0.16% 3,851 0.13% (21) 0.03% 3,781 0.16% Money market 19,102 0.40% 18,390 0.43% 712 -0.03% 16,586 0.50% Certificates of deposit 8,447 1.13% 9,620 1.11% (1,173) 0.02% 12,879 1.12% Borrowed funds 11,853 4.60% 12,919 4.39% (1,066) 0.21% 17,984 3.51% Other liabilities 1,843 --- 1,863 --- (20) --- 2,254 --- Equity 13,632 --- 13,534 --- 98 --- 13,279 --- TOTAL LIABILITIES & SE 76,685$ 0.97% 77,815$ 0.99% (1,130)$ -0.02% 83,967$ 1.05% NET INTEREST MARGIN 2.31% 2.30% 0.01% 2.30% 4Q13 3Q13 Change 4Q12

20 Santander Bank: Quarterly Trended Statement of Operations (US$ in Millions) 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Net interest income 456$ 443$ 435$ 425$ 409$ 402$ Fees & other income 143 163 164 182 150 155 Other non-interest income/(loss) - 24 74 (41) (23) - Net revenue 599 630 673 566 536 557 General & administrative expenses (347) (380) (373) (372) (442) (431) Other expenses (39) (71) (37) (34) (23) (34) Provisions for credit losses (71) (111) (17) (10) - (20) Income before taxes 142 68 246 150 71 72 Income tax (expense)/benefit (19) 2 (70) (44) 4 (1) Net income 123$ 70$ 176$ 106$ 75$ 71$ 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Net interest margin 2.61% 2.53% 2.50% 2.55% 2.55% 2.55%

21 Santander Bank: Average Balance Sheet Quarterly Averages (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Qtr 3 Rate Balance Rate Balance Rate Balance Rate Deposits and investments 15,792$ 2.05% 16,849$ 2.04% (1,057)$ 0.01% 19,943$ 2.12% Loans 49,904 3.84% 50,062 3.88% (158) -0.04% 52,874 4.08% Allowance for loan losses (865) --- (914) --- 49 --- (959) --- Other assets 9,004 --- 9,005 --- (1) --- 9,467 --- TOTAL ASSETS 73,835$ 3.03% 75,002$ 3.05% (1,167)$ -0.02% 81,325$ 3.11% Interest-bearing demand deposits 9,868 0.18% 9,676 0.15% 192 0.03% 9,066 0.18% Noninterest-bearing demand deposits 8,167 --- 7,996 --- 171 --- 8,204 --- Savings 3,830 0.16% 3,851 0.13% (21) 0.03% 3,782 0.16% Money market 19,968 0.40% 19,061 0.42% 907 -0.02% 17,154 0.49% Certificates of deposit 8,447 1.13% 9,620 1.11% (1,173) 0.02% 12,879 1.12% Borrowed funds 8,856 4.40% 10,161 3.94% (1,305) 0.46% 15,158 3.04% Other liabilities 1,807 --- 1,800 --- 7 --- 2,119 --- Equity 12,892 --- 12,838 --- 54 --- 12,963 --- TOTAL LIABILITIES & SE 73,835$ 0.80% 75,002$ 0.81% (1,167)$ -0.01% 81,325$ 0.87% NET INTEREST MARGIN 2.55% 2.55% 0.00% 2.53% 4Q13 4Q123Q13 Change

22 22 Rating Agencies Santander Bank Text Moody’s S&P Fitch LT Senior Debt Baa1 BBB BBB ST Deposits P-2 A-2 F-2 Outlook Stable Stable Negative SHUSA Moody’s S&P Fitch Baa2 BBB BBB P-2 A-2 F-2 Negative Stable Negative  On December 20, 2013, S&P revised SHUSA’s and Santander Bank’s outlook from negative to stable  No rating actions on SHUSA or Santander Bank since October 2012  On February 11, 2014 Moody’s raised the outlook for Banco Santander S.A. from negative to stable  On March 5, 2014 Moody’s raised the long term rating for Banco Santander S.A. from Baa2 to Baa1 December 31, 2013  SHUSA’s and Santander Bank’s outlook revised from negative to stable by S&P on December 20, 2013

23 3 4 1 Refurbishment in all branches 2 New public website New ATMs rollout with enhanced capabilities Santander Bank Rebranding Rebranding effective October 17, 2013 Rebranding from Sovereign Bank to Santander Bank 5 Major marketing campaign utilizing all channels Rebranding will enable Santander Bank to leverage off the top retail bank brand brand in the world1 1. Source = The Banker/Brand Finance

24 24 SHUSA: Reconciliation of 4Q12 Non-GAAP Pro-forma Profitability (US$ in Millions) Actual 4Q12 Non-GAAP Pro-forma 4Q12 Significant Other Expense Item Adjustments Pre-Provision Net Revenue $130 $130 - +$47 PIERS tender offer costs - +$36 FHLB advance termination expense - +$8 Hurricane Sandy expenses - +$16 Foreclosure review settlement costs Pre-Provision Net Revenue $130 $237 Provisions for credit losses -$111 -$111 - +$25 Hurricane Sandy related Provisions for Credit Losses Pre-Tax Income $19 $151 Income tax benefit $101 $101 - -$53 Reduced tax benefit without extraordinary items Net Income $120 $199

25 SHUSA: Non-GAAP to GAAP Reconciliations $ Millions 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported (49)$ 19$ 388$ 223$ 95$ 82$ Add back: Provision for credit losses 71 111 17 10 - 20 Pre-Tax Pre-Provision Income 22$ 130$ 405$ 233$ 95$ 102$ 2008 2009 2010 2011 2012 2013 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported (1,634)$ (1,123)$ 1,019$ 2,167$ 455$ 788$ Add back: Provision for credit losses 911 1,985 1,627 1,320 393 47 Pre-Tax Pre-Provision Income (723)$ 862$ 2,646$ 3,487$ 848$ 835$

26 SHUSA: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Tier 1 Common to Risk Weighted Assets Tier 1 Common 8,023$ 8,076$ 8,368$ 8,578$ 8,659$ 8,794$ Risk Weighted Assets 64,902 64,959 64,204 62,557 63,230 62,776 Ratio 12.4% 12.4% 13.0% 13.7% 13.7% 14.0% Tier 1 Leverage Tier 1 Capital 8,608$ 8,497$ 8,789$ 8,999$ 9,075$ 9,210$ 78,569 78,771 79,277 75,559 73,224 72,090 Ratio 11.0% 10.8% 11.1% 11.9% 12.4% 12.8% Tier 1 Risk Based Tier 1 Capital 8,608$ 8,497$ 8,789$ 8,999$ 9,075$ 9,210$ Risk Weighted Assets 64,902 64,959 64,204 62,557 63,230 62,776 Ratio 13.3% 13.1% 13.7% 14.4% 14.4% 14.7% Total Risk Based Risk Based Capital 10,223$ 10,117$ 10,248$ 10,340$ 10,425$ 10,555$ Risk Weighted Assets 64,902 64,959 64,204 62,557 63,230 62,776 Ratio 15.8% 15.6% 16.0% 16.5% 16.5% 16.8% Average total assets for leverage capital

27 Santander Bank: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Santander Bank Texas Ratio Total Equity 12,646$ 12,721$ 12,868$ 12,849$ 12,938$ 12,795$ 12,799$ 12,789$ Less: Goodwill and Other Intangibles (excluding MSRs) (3,809) (3,832) (3,860) (3,883) (3,865) (3,856) (3,844) (3,856) PCCR (net of amortization) (9) (8) (8) (7) (7) (6) (5) (5) Preferred Stock - - - - - - - - Add: Allowance for loan losses 1,082 1,056 980 1,013 971 925 876 834 Tangible Common Equity 9,910$ 9,937$ 9,980$ 9,972$ 10,037$ 9,858$ 9,826$ 9,762$ Nonperforming Assets 1,371$ 1,216$ 1,274$ 1,242$ 1,180$ 1,113$ 1,114$ 1,090$ 90+ DPD accruing 4$ 3$ 2$ 3$ 3$ 3$ 2$ 3$ Accruing TDRs 608$ 589$ 609$ 673$ 656$ 654$ 660$ 657$ Texas Ratio 20.0% 18.2% 18.9% 19.2% 18.3% 18.0% 18.1% 17.9%